Concentrations	12 Months Ended
Sep. 30, 2015
Risks and Uncertainties [Abstract]
Concentrations

15.	Concentrations.

With the completion and occupancy of the 3rd build to suit for the same tenant at Patriot Business Park in the first quarter of fiscal 2015 this particular tenant accounted for 12.2% of the Company’s consolidated revenues during fiscal 2015. The mining royalty lands segment has a total of four tenants currently leasing mining locations and one lessee that accounted for 12.6% of the Company’s consolidated revenues in fiscal 2015 and $296,000 of accounts receivable at September 30, 2015. The termination of these lessees’ underlying leases could have a material adverse effect on the Company. The Company places its cash and cash equivalents with high credit quality institutions. At times, such amounts may exceed FDIC limits.